UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2021

Social Life Network, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55961	46-0495298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3465 S Gaylord Ct, Suite A509, Englewood, Colorado	80113
(Address of principal executive offices)	(Zip Code)

(855) 933-3277

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Social Life Network, Inc. is referred to herein as “we”, “us”, or “our”.

ITEM 8.01. OTHER EVENTS

Our website at www.socialnetwork.ai is our recognized channel of distribution to post important information to shareholders and investors, including social media channel posts and a bi-weekly podcast.

Social Life Network, Inc. – Podcast Schedule for April and May 2021

Our Podcast schedule for April and May 2021 appears below with the link that each may be accessed at:

April 15th (Thursday @ 4PM Pacific / 7PM Eastern) - HuntPost.com, Inc. & WEnRV.com @ https://SocialNetwork.ai/podcast

April 19th (Monday @ 4PM Pacific / 7PM Eastern) - Social Life Network, Inc. @ https://SocialNetwork.ai/podcast

April 22nd (Thursday @ 4PM Pacific / 7PM Eastern) - LikeRE.com, Inc. @ https://SocialNetwork.ai/podcast

April 26th (Monday @ 4PM Pacific / 7PM Eastern) - MjLink.com, Inc. @ https://SocialNetwork.ai/podcast

April 28th (Wednesday @ 4PM Pacific / 7PM Eastern) - HuntPost.com, Inc. & WEnRV.com @ https://SocialNetwork.ai/podcast

May 3rd (Monday @ 4PM Pacific / 7PM Eastern) - Social Life Network, Inc. @ https://SocialNetwork.ai/podcast

May 6th (Thursday @ 4PM Pacific / 7PM Eastern) - LikeRE.com, Inc. @ https://SocialNetwork.ai/podcast

May 10th (Monday @ 4PM Pacific / 7PM Eastern) - MjLink.com, Inc. @ https://SocialNetwork.ai/podcast

May 13th (Thursday @ 4PM Pacific / 7PM Eastern) - HuntPost.com, Inc. & WEnRV.com @ https://SocialNetwork.ai/podcast

May 17th (Monday @ 4PM Pacific / 7PM Eastern) - Social Life Network, Inc. @ https://SocialNetwork.ai/podcast

May 20th (Thursday @ 4PM Pacific / 7PM Eastern) - LikeRE.com, Inc. @ https://SocialNetwork.ai/podcast

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2021

Social Life Network, Inc.

By:	/s/ Ken Tapp
Ken Tapp,
Chief Executive Officer

3